Trade and Other receivables	12 Months Ended
Dec. 31, 2022
Trade and Other receivables.
Trade and Other receivables

11.Trade and Other receivables

	As at December 31
(in EUR 000)	2022	2021
Trade receivables	1,463	226
R&D incentive receivable (Australia)	346	1,616
VAT receivable	847	524
Current tax receivable	159	71
Foreign currency swaps	1	—
Other	422	75
Total trade and other receivables	3,238	2,512

The increase of €1.2 million in trade receivables as at December 31, 2022 is due to generated revenue by the Company in Germany, Switzerland, Spain, Belgium and Finland.

The Company can include unbilled receivables in its accounts receivable balance. Generally, these receivables represent earned revenue from products delivered to customers, which will be billed in the next billing cycle. All amounts are considered collectible and billable. As at December 31, 2021 and December 31, 2022, there were no unbilled receivables included in the trade receivables.

R&D incentive receivables relates to incentives received in Australia as support to the clinical trials and the development of the Genio® system. The decrease of €1.3 million in the R&D incentive receivable (Australia) is due to the fact that the Company received payments relating to the R&D incentives during 2022.

The current tax receivable mainly relates to excess payment of corporate income tax in Israel.

The increase in Others mainly due to increase in prepaid payment to vendors.

We refer to note 19.1 for more details on the foreign currency swaps.